Exhibit 99.1

Inogen Announces Third Quarter 2023 Financial Results

GOLETA, Calif., November 07, 2023 -- Inogen, Inc. (Nasdaq: INGN), a medical technology company offering innovative respiratory products for use in the homecare setting, today announced financial results for the quarter ended September 30, 2023.

Third Quarter 2023 and Recent Business Highlights

•
Reported total revenue of $84.0 million, reflecting a decrease of 20.3% from the third quarter of 2022.
•
Completed acquisition of Physio-Assist SAS, expanding Inogen’s global respiratory care presence by addressing a sizeable, growing, and underserved airway clearance market opportunity.

“We have continued to improve on executing our commercial strategy while addressing headwinds that we have faced this year. We are excited to start integrating Simeox into our product portfolio in international markets, expanding our respiratory portfolio and the patient population we serve,” said Nabil Shabshab, President and Chief Executive Officer. “Moving forward, we remain focused on returning to revenue growth, driving efficiencies in the business, and advancing the development of our innovation pipeline.”

Third Quarter 2023 Financial Results

Third quarter total revenue decreased 20.3% to $84.0 million from $105.4 million in the third quarter of 2022. Strong growth in rental and international business-to-business sales was more than offset by lower domestic business-to-business sales and lower direct to consumer revenue as the Company focuses on optimizing commercial investments and driving sales representative productivity.

Total gross margin was 40.2% in the third quarter of 2023 versus 40.6% in the third quarter of 2022. Gross margin declined by 40 basis points as the benefit from lower premium-priced components was more than offset by an increase in warranty costs.

Total operating expense, including acquisition and restructuring-related costs as well as one-time non-cash impairment charges of $32.9 million, was $80.5 million compared to $53.1 million in the third quarter of 2022, representing an increase of 51.6%. Total operating expense, excluding one-time costs, declined 10.4% due to the disciplined focus on aligning the Company’s infrastructure with its commercial strategy and ongoing cost management.

Due to the one-time non-cash impairment charges of $32.9 million, the GAAP net loss for the third quarter of 2023 was $45.7 million compared to GAAP net loss of $9.5 million in the third quarter of 2022. Adjusted net loss was $8.5 million compared to Adjusted net loss of $4.1 million in the third quarter of 2022.

Adjusted EBITDA was a loss of $5.5 million in the third quarter of 2023 compared to a loss of $1.2 million in the third quarter of 2022.

Cash, cash equivalents and marketable securities as of September 30, 2023, and after the closing of the Physio-Assist acquisition, were $138.0 million, and the Company had no debt outstanding.

A reconciliation of Adjusted EBITDA and Adjusted net loss for the three and nine months ended September 30, 2023, and 2022 are provided in the financial schedules that are a part of this press release. An explanation of these non-GAAP financial measures is also included below under the heading “Reconciliation of U.S. GAAP to Other Non-GAAP Financial Measures.”

Financial Guidance

Inogen continues to expect 2023 revenue of $315 million to $320 million. Inogen now expects an Adjusted EBITDA loss of approximately $27 million for the full year, inclusive of investments in the Company’s Simeox airway clearance portfolio (Physio-Assist).

Quarterly Conference Call Information

Inogen will host a conference call at 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time on Tuesday, November 7, 2023 to discuss its third quarter 2023 financial results. Individuals interested in listening to the conference call may do so by dialing:

US domestic callers (877) 841-3961
Non-US callers (201) 689-8589

Please reference Inogen to join the call. To listen to a live webcast, please visit the Investor Relations section of Inogen's website at: http://investor.inogen.com/. This webcast will also be archived on the website for 6 months.

A replay of the call will be available approximately three hours after the live webcast ends and will be accessible through November 14, 2023. To access the replay, dial (877) 660-6853 or (201) 612-7415 and reference Conference ID: 13740970.

Inogen has used, and intends to continue to use, its Investor Relations website, http://investor.inogen.com/, as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. For more information, visit http://investor.inogen.com/.

About Inogen

Inogen, Inc. (Nasdaq: INGN) is a leading global medical technology company offering innovative respiratory products for use in the homecare setting. Inogen supports patient respiratory care by developing, manufacturing, and marketing innovative best-in-class portable oxygen concentrators used to deliver supplemental long-term oxygen therapy to patients suffering from chronic respiratory conditions. Inogen partners with patients, prescribers, home medical equipment providers, and distributors to make its oxygen therapy products widely available allowing patients the chance to remain ambulatory while managing the impact of their disease.

For more information, please visit www.inogen.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, Inogen’s expectations of returning to revenue growth, driving efficiencies in the business, and advancing the development of our innovation pipeline; and revenue and Adjusted EBITDA 2023 expectations. Any statements contained in this communication that are not statements of historical fact may be deemed to be forward-looking statements. Words such as “believes,” “anticipates,” “plans,” “expects,” “will,” “intends,” “potential,” “possible,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from currently anticipated results, including but not limited to, risks arising from the possibility that Inogen will not realize anticipated revenue or expenses will not decrease; risks related to cost inflation; the risks our innovation pipeline will not produce meaningful results; risks related to our acquisition of Physio-Assist including on expenses; the impact of changes in reimbursement rates and reimbursement and regulatory policies; and the possible loss of key employees, customers, or suppliers; the risk that expenses and costs will exceed Inogen’s expectations. Information on these and additional risks, uncertainties, and other information affecting Inogen’s business operating results are contained in its Annual Report on Form 10-K for the year ended December 31, 2022, and in its other filings with the Securities and Exchange Commission. Additional information will also be set forth in Inogen’s Quarterly Report on Form 10-Q for the period ended September 30, 2023, to be filed with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. Inogen disclaims any obligation to update these forward-looking statements except as may be required by law.

Non-GAAP Financial Measures

Inogen has presented certain financial information in accordance with U.S. GAAP and also on a non-GAAP basis for the three and nine months ended September 30, 2023, and September 30, 2022. Management believes that non-GAAP financial measures, taken in conjunction with U.S. GAAP financial measures, provide useful information for both management and investors by excluding certain non-cash and other expenses that are not indicative of Inogen’s core operating results. Management uses non-GAAP measures to compare Inogen’s performance relative to forecasts and strategic plans, to benchmark Inogen’s performance externally against competitors, and for certain compensation decisions. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of Inogen's operating results as reported under U.S. GAAP. Inogen encourages investors to carefully consider its results under U.S. GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Reconciliations between U.S. GAAP and non-GAAP results are presented in the accompanying tables of this release. For future periods, Inogen is unable to provide a reconciliation of non-GAAP measures without unreasonable effort as a result of the uncertainty regarding, and the potential variability of, the amounts of interest income, interest expense, depreciation and amortization, stock-based compensation, provision for income taxes, and certain other infrequently occurring items, such as impairment charges and acquisition-related costs, that may be incurred in the future.

Contact

ir@inogen.net

Consolidated Statements of Comprehensive Loss
(unaudited)
(amounts in thousands, except share and per share amounts)

	Three months ended		Nine months ended
	September 30,		September 30,
	2023	2022	2023	2022
Revenue
Sales revenue	$67,973	$90,672	$192,203	$247,365
Rental revenue	15,994	14,717	47,561	41,785
Total revenue	83,967	105,389	239,764	289,150
Cost of revenue
Cost of sales revenue	42,708	55,891	118,700	146,052
Cost of rental revenue, including depreciation of $3,364 and $2,795 for the three months ended and $9,680 and $8,153 for the nine months ended, respectively	7,495	6,700	22,523	19,036
Total cost of revenue	50,203	62,591	141,223	165,088
Gross profit	33,764	42,798	98,541	124,062
Operating expense
Research and development	4,489	4,581	14,126	16,009
Sales and marketing	26,091	33,734	81,438	92,161
General and administrative	17,011	14,775	50,487	42,646
Impairment charges	32,894	—	32,894	—
Total operating expense	80,485	53,090	178,945	150,816
Loss from operations	(46,721)	(10,292)	(80,404)	(26,754)
Other income (expense)
Interest income, net	1,801	868	4,972	1,122
Other income (expense)	(398)	(12)	176	(1,167)
Total other income (expense), net	1,403	856	5,148	(45)
Loss before provision for income taxes	(45,318)	(9,436)	(75,256)	(26,799)
Provision for income taxes	401	70	638	363
Net loss	$(45,719)	$(9,506)	$(75,894)	$(27,162)
Other comprehensive income (loss), net of tax
Change in foreign currency translation adjustment	(752)	(616)	(575)	(1,453)
Change in net unrealized gains (losses) on foreign currency hedging	33	209	40	(1,669)
Less: reclassification adjustment for net losses included in net income	13	—	13	1,206
Total net change in unrealized gains (losses) on foreign currency hedging	46	209	53	(463)
Change in net unrealized gains on marketable securities	49	17	182	16
Total other comprehensive loss, net of tax	(657)	(390)	(340)	(1,900)
Comprehensive loss	$(46,376)	$(9,896)	$(76,234)	$(29,062)

Basic net loss per share attributable to common stockholders (1)	$(1.97)	$(0.42)	$(3.28)	$(1.19)
Diluted net loss per share attributable to common stockholders (1) (2)	$(1.97)	$(0.42)	$(3.28)	$(1.19)
Weighted-average number of shares used in calculating net loss per share attributable to common stockholders:
Basic common shares	23,231,217	22,882,333	23,129,795	22,827,733
Diluted common shares	23,231,217	22,882,333	23,129,795	22,827,733

(1)
Reconciliations of net loss attributable to common stockholders basic and diluted can be found in Inogen’s Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission.
(2)
Due to a net loss for the three and nine months ended September 30, 2023 and September 30, 2022, diluted loss per share is the same as basic.

Consolidated Balance Sheets
(unaudited)
(amounts in thousands)

	September 30,	December 31,
	2023	2022
Assets
Current assets
Cash and cash equivalents	$124,608	$187,014
Marketable securities	13,432	—
Accounts receivable, net	48,380	62,725
Inventories, net	24,015	34,093
Income tax receivable	470	1,626
Prepaid expenses and other current assets	14,363	19,187
Total current assets	225,268	304,645
Property and equipment, net	49,525	43,269
Goodwill	9,869	32,852
Intangibles and other non-current assets	34,067	177
Operating lease right-of-use asset	21,184	21,653
Other assets	3,783	2,445
Total assets	$343,696	$405,041

Liabilities and stockholders' equity
Current liabilities
Accounts payable and accrued expenses	$30,413	$33,974
Accrued payroll	8,369	11,190
Warranty reserve - current	9,027	7,790
Operating lease liability - current	3,894	3,515
Deferred revenue - current	8,479	8,880
Income tax payable	200	—
Total current liabilities	60,382	65,349
Warranty reserve - noncurrent	13,329	12,123
Operating lease liability - noncurrent	18,873	19,764
Earnout liability - noncurrent	3,178	—
Deferred revenue - noncurrent	8,883	10,399
Deferred tax liability - noncurrent	8,421	—
Total liabilities	113,066	107,635
Stockholders' equity
Common stock	23	23
Additional paid-in capital	321,584	312,126
Accumulated deficit	(90,394)	(14,500)
Accumulated other comprehensive loss	(583)	(243)
Total stockholders' equity	230,630	297,406
Total liabilities and stockholders' equity	$343,696	$405,041

Condensed Consolidated Cash Flow
(unaudited)
(amounts in thousands)

	Nine months ended September 30,
	2023	2022
Cash flows from operating activities
Net loss	$(75,894)	$(27,162)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	13,008	17,536
Loss on rental units and other assets	3,377	2,488
Gain on sale of former rental assets	(58)	(93)
Provision for sales revenue returns and doubtful accounts	7,075	10,816
Provision for inventory losses	2,343	2,060
Stock-based compensation expense	8,484	9,185
Change in fair value of earnout liability	—	(1,699)
Impairment charges	32,894	—
Changes in operating assets and liabilities	8,685	(35,181)
Net cash used in operating activities	(86)	(22,050)
Cash flows from investing activities
Maturities of available-for-sale securities	10,500	10,005
Purchases of available-for-sale securities	(23,750)	—
Investment in intangible assets	(494)	—
Investment in property and equipment	(3,824)	(2,770)
Production and purchase of rental equipment	(16,391)	(11,320)
Proceeds from sale of former assets	149	152
Acquisition of business, net of cash acquired	(29,633)	—
Net cash used in investing activities	(63,443)	(3,933)
Cash flows from financing activities
Proceeds from stock options exercised	384	35
Proceeds from employee stock purchases	1,094	1,691
Payment of employment taxes related to release of restricted stock	(504)	(1,234)
Net cash provided by financing activities	974	492
Effect of exchange rates on cash	149	(400)
Net decrease in cash and cash equivalents	$(62,406)	$(25,891)

Supplemental Financial Information
(unaudited)
(in thousands, except units and patients)

	Three months ended		Nine months ended
	September 30,		September 30,
	2023	2022	2023	2022
Revenue by region and category
Business-to-business domestic sales	$17,288	$42,546	$48,145	$58,859
Business-to-business international sales	25,613	15,078	67,877	80,460
Direct-to-consumer domestic sales	25,072	33,048	76,181	108,046
Direct-to-consumer domestic rentals	15,994	14,717	47,561	41,785
Total revenue	$83,967	$105,389	$239,764	$289,150
Additional financial measures
Units sold	35,400	54,200	96,400	127,000
Net rental patients as of period-end	51,900	44,600	51,900	44,600

Reconciliation of U.S. GAAP to Other Non-GAAP Financial Measures
(unaudited)
(in thousands)

	Three months ended		Nine months ended
	September 30,		September 30,
Non-GAAP EBITDA and Adjusted EBITDA	2023	2022	2023	2022
Net loss (GAAP)	$(45,719)	$(9,506)	$(75,894)	$(27,162)
Non-GAAP adjustments:
Interest income, net	(1,801)	(868)	(4,972)	(1,122)
Provision for income taxes	401	70	638	363
Depreciation and amortization	4,614	5,928	13,008	17,536
EBITDA (non-GAAP)	(42,505)	(4,376)	(67,220)	(10,385)
Stock-based compensation	1,779	3,500	8,484	9,185
Acquisition-related expenses	960	—	1,981	—
Restructuring-related and other charges (1)	1,416	—	3,426	—
Impairment charges	32,894	—	32,894	—
Change in fair value of earnout liability	—	(288)	—	(1,699)
Adjusted EBITDA (non-GAAP)	$(5,456)	$(1,164)	$(20,435)	$(2,899)

	Three months ended September 30,
	Net Loss		Diluted EPS
Non-GAAP Adjusted Net Loss and Diluted EPS	2023	2022	2023	2022
Financial Results (GAAP)	$(45,719)	$(9,506)	$(1.97)	$(0.42)
Non-GAAP adjustments:
Amortization of intangibles	205	2,150
Stock-based compensation	1,779	3,500
Acquisition-related expenses	960	—
Restructuring-related and other charges (1)	1,416	—
Impairment charges	32,894	—
Change in fair value of earnout liability	—	(288)
Income tax impact of adjustments (2)	—	—
Adjusted	$(8,465)	$(4,144)	$(0.36)	$(0.18)

	Nine months ended September 30,
	Net Loss		Diluted EPS
Non-GAAP Adjusted Net Loss and Diluted EPS	2023	2022	2023	2022
Financial Results (GAAP)	$(75,894)	$(27,162)	$(3.28)	$(1.19)
Non-GAAP adjustments:
Amortization of intangibles	284	6,447
Stock-based compensation	8,484	9,185
Acquisition-related expenses	1,981	—
Restructuring-related and other charges (1)	3,426	—
Impairment charges	32,894	—
Change in fair value of earnout liability	—	(1,699)
Income tax impact of adjustments (2)	—	—
Adjusted	$(28,825)	$(13,229)	$(1.25)	$(0.58)

(1)
Charges represent the costs associated with workforce reductions and associated costs and other restructuring-related activities.
(2)
Income tax impact of adjustments represents the tax impact related to the non-GAAP adjustments listed above and reflects an effective tax rate of 0% for 2023 and 2022.

			Three months ended September 30, 2023
					% Change from Prior Period
	Three months ended September 30,
	2022	2023	FX Effect	Constant Currency Revenues	As Reported	Less FX Effect	Constant Currency Revenues
Business-to-business domestic sales	$42,546	$17,288	$—	$17,288	-59.4%	0.0%	-59.4%
Business-to-business international sales	15,078	25,600	(1,181)	24,419	69.8%	-7.8%	62.0%
Direct-to-consumer domestic sales	33,048	25,072	—	25,072	-24.1%	0.0%	-24.1%
Direct-to-consumer domestic rentals	14,717	15,994	—	15,994	8.7%	0.0%	8.7%
Revenues, excluding hedging effect	$105,389	$83,954	$(1,181)	$82,773	-20.3%	-1.2%	-21.5%
Hedging gains	—	13		—
Total revenues(3)	$105,389	$83,967		$82,773	-20.3%

			Nine months ended September 30, 2023
					% Change from Prior Period
	Nine months ended September 30,
	2022	2023	FX Effect	Constant Currency Revenues	As Reported	Less FX Effect	Constant Currency Revenues
Business-to-business domestic sales	$58,859	$48,145	$—	$48,145	-18.2%	0.0%	-18.2%
Business-to-business international sales	79,254	67,864	(215)	67,649	-14.4%	-0.2%	-14.6%
Direct-to-consumer domestic sales	108,046	76,181	—	76,181	-29.5%	0.0%	-29.5%
Direct-to-consumer domestic rentals	41,785	47,561	—	47,561	13.8%	0.0%	13.8%
Revenues, excluding hedging effect	$287,944	$239,751	$(215)	$239,536	-16.7%	-0.1%	-16.8%
Hedging gains	1,206	13		—
Total revenues (3)	$289,150	$239,764		$239,536	-17.1%

(3)
Total constant currency revenues of $82,773 for the three months ended September 30, 2023 decreased $22,616 compared to $105,389 in revenues, excluding hedging effect for the three months ended September 30, 2022. Total constant currency revenues of $239,536 for the nine months ended September 30, 2023 decreased $48,408 compared to $287,944 in revenues, excluding hedging effect for the nine months ended September 30, 2022.